LIMITED POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of MADISON FUNDS, a Delaware statutory trust, does hereby constitute and appoint STEVEN J. FREDRICKS, as the undersigned’s true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable: (1) to enable the said Trust to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (“SEC”) in respect thereof (“Securities Act”), in connection with the registration under said Securities Act of the shares of beneficial interest of said Trust ("Securities"), including, specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to a Registration Statement or to any amendment thereto filed with the SEC in respect of said Securities and to any instrument or document filed as part of, an exhibit to or in connection with said Registration Statement or amendment; (2) to enable said Trust to comply with the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the SEC in respect thereof (“1940 Act”), in connection with the registration under said 1940 Act of the Trust, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to a Registration Statement or of any amendment thereto filed with the SEC in respect of said Trust and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statement or amendment; and/or (3) to register or qualify said Securities for sale and to register or license said Trust as a broker or dealer in said Securities under the securities or “Blue Sky” laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing said Trust, and the undersigned does hereby ratify and confirm as her own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of March, 2020.

_/s/ Scott C. Jones___________________________
Scott C. Jones

LIMITED POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of MADISON FUNDS, a Delaware statutory trust, does hereby constitute and appoint STEVEN J. FREDRICKS, as the undersigned’s true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable: (1) to enable the said Trust to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (“SEC”) in respect thereof (“Securities Act”), in connection with the registration under said Securities Act of the shares of beneficial interest of said Trust ("Securities"), including, specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to a Registration Statement or to any amendment thereto filed with the SEC in respect of said Securities and to any instrument or document filed as part of, an exhibit to or in connection with said Registration Statement or amendment; (2) to enable said Trust to comply with the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the SEC in respect thereof (“1940 Act”), in connection with the registration under said 1940 Act of the Trust, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to a Registration Statement or of any amendment thereto filed with the SEC in respect of said Trust and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statement or amendment; and/or (3) to register or qualify said Securities for sale and to register or license said Trust as a broker or dealer in said Securities under the securities or “Blue Sky” laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing said Trust, and the undersigned does hereby ratify and confirm as her own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of March, 2020.

_/s/ Richard E. Struthers______________________
Richard E. Struthers

LIMITED POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of MADISON FUNDS, a Delaware statutory trust, does hereby constitute and appoint STEVEN J. FREDRICKS, as the undersigned’s true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable: (1) to enable the said Trust to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (“SEC”) in respect thereof (“Securities Act”), in connection with the registration under said Securities Act of the shares of beneficial interest of said Trust ("Securities"), including, specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to a Registration Statement or to any amendment thereto filed with the SEC in respect of said Securities and to any instrument or document filed as part of, an exhibit to or in connection with said Registration Statement or amendment; (2) to enable said Trust to comply with the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the SEC in respect thereof (“1940 Act”), in connection with the registration under said 1940 Act of the Trust, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to a Registration Statement or of any amendment thereto filed with the SEC in respect of said Trust and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statement or amendment; and/or (3) to register or qualify said Securities for sale and to register or license said Trust as a broker or dealer in said Securities under the securities or “Blue Sky” laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing said Trust, and the undersigned does hereby ratify and confirm as her own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of March, 2020.

_/s/ Steven P. Riege______________________
Steven P. Riege

LIMITED POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of MADISON FUNDS, a Delaware statutory trust, does hereby constitute and appoint STEVEN J. FREDRICKS, as the undersigned’s true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable: (1) to enable the said Trust to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (“SEC”) in respect thereof (“Securities Act”), in connection with the registration under said Securities Act of the shares of beneficial interest of said Trust ("Securities"), including, specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to a Registration Statement or to any amendment thereto filed with the SEC in respect of said Securities and to any instrument or document filed as part of, an exhibit to or in connection with said Registration Statement or amendment; (2) to enable said Trust to comply with the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the SEC in respect thereof (“1940 Act”), in connection with the registration under said 1940 Act of the Trust, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to a Registration Statement or of any amendment thereto filed with the SEC in respect of said Trust and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statement or amendment; and/or (3) to register or qualify said Securities for sale and to register or license said Trust as a broker or dealer in said Securities under the securities or “Blue Sky” laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing said Trust, and the undersigned does hereby ratify and confirm as her own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has subscribed these presents this 2nd day of November, 2023.

_/s/ Jill Friedow______________________
Jill Friedow